UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                                 7-Eleven, Inc.
             (Exact name of registrant as specified in its charter)

            Texas                         0-16626                 75-1085131
State or other jurisdiction of          Commission               IRS Employer
        incorporation                   File Number           Identification No.

                            2711 North Haskell Avenue
                            Dallas, Texas 75204-2906
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 828-7011

Item 12. Results of Operation and Financial Condition.

On October 23, 2003, 7-Eleven, Inc. (the "Company") issued an earnings release announcing its financial results for the quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

The release includes references to "core earnings," which is a non-GAAP financial measure. The Company believes that core earnings, which exclude non-operating items, are more indicative of the Company's operating performance than net earnings. With regard to the Company's results for the third quarter of 2003, the earnings release includes a table that reconciles core earnings to net earnings, which the Company believes to be the most directly comparable GAAP financial measure.

The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               7-ELEVEN, INC.

Date: October 24, 2003         /s/ Edward W. Moneypenny
                               -------------------------------------------------
                               Edward W. Moneypenny
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
99.1                    Earnings Release dated October 23, 2003